BLACKROCK FUNDSSM

iShares U.S. Intermediate Credit Bond Index Fund

iShares U.S. Intermediate Government Bond Index Fund

iShares U.S. Long Credit Bond Index Fund

iShares U.S. Long Government Bond Index Fund

iShares U.S. Securitized Bond Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 24, 2024 to the Funds’

Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2024, as supplemented to date

Effective May 28, 2024, the Prospectus and the SAI are amended as follows:

The following disclosure replaces the first sentence of the third paragraph of the section of the Prospectus entitled “Account Information — Purchase and Redemption of Shares”:

Redemption proceeds will normally be wired within one business day after the redemption request is received, but may take up to seven business days, if, in the judgment of the Funds, an earlier payment could adversely affect the Funds.

The following disclosure replaces the fourth paragraph of the section of the SAI entitled “Redemption of Shares — Redemption — Redeem in Writing:”

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-CRIND-0524SUP